SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K




                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  August 15, 2002



                              LOWE'S COMPANIES, INC.
              (Exact name of registrant as specified in its charter)


           North Carolina               1-7898               56-0578072
	   (State or other jurisdiction  (Commission File No.)    I.R.S. Employer
         of incorporation)                              (Identification No.)


                              1605 Curtis Bridge Road
                         Wilkesboro, North Carolina 28697
                     (Address of principal executive offices)


                                 (336) 658-4000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



ITEM 9.     Regulation FD Disclosure.

     On August 15, 2002, the Principal Executive Officer, Robert L. Tillman, and the Principal Financial Officer, Robert A. Niblock, of Lowe's Companies, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.


     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).





                              Lowe's Companies, Inc.

                                 Exhibit Index


Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated August 14, 2002.

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 14, 2002.


Exhibit 99.1

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Robert L. Tillman, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Lowe's Companies, Inc., and, except as corrected or supplemented in a subsequent covered report:

           o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


    (2) I have reviewed the contents of this statement with the Company's Audit Committee.


    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           o Report of Lowe's Companies, Inc. on Form 10-K for the year ended February 1, 2002;

           o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Lowe's Companies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above and

           o  any amendments to any of the foregoing.



      /s/  Robert L. Tillman
________________________________                 Subscribed and sworn to
Name:  Robert L. Tillman                         before me this 14th day of
Title: Chairman of the Board and                 August, 2002.
       Chief Executive Officer
Date:  August 14, 2002                           /s/ Tammy J. Atwood
                                                 _____________________
                                                     Notary Public



                                                               March 18, 2006
                                         My Commission Expires:______________


Exhibit 99.2

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Robert A. Niblock, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Lowe's Companies, Inc., and, except as corrected or supplemented in a subsequent covered report:

           o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


    (2) I have reviewed the contents of this statement with the Company's Audit Committee.


    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           o Report of Lowe's Companies, Inc. on Form 10-K for the year ended February 1, 2002;

           o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Lowe's Companies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above and

           o  any amendments to any of the foregoing.



    /s/   Robert A. Niblock
__________________________________                 Subscribed and sworn to
Name:  Robert A. Niblock                           before me this 14th day of
Title: Executive Vice President and                August, 2002.
       Chief Financial Officer
Date:  August 14, 2002                             /s/ Tammy J. Atwood
                                                   _____________________
                                                        Notary Public


                                                                March 18, 2006
                                          My Commission Expires:______________










                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Lowe's Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LOWE'S COMPANIES, INC.


                                         /s/ Kenneth W. Black, Jr.
August 15, 2002                       ___________________________________
                                      Name:  Kenneth W. Black, Jr.
                                      Title: Senior Vice-President and Chief
                                             Accounting Officer